Exhibit 10.15

[Certain confidential portions of this exhibit were omitted by means of marking such portions with brackets and asterisks because the identified confidential portions (i) are not material and (ii) would be competitively harmful if publicly disclosed, or constituted personally identifiable information that is not material.]

Promissory Note

(Amortized Monthly Payments)

1.            Names

Borrower:	JAR Transportation Inc

Address:	2435 Ventura Blvd., Ste D Camarillo, CA 93010

Lender:	Raymond P. June

Address:	[*]

2.            Promise to Pay. For value received, Borrower promises to pay Lender $166,847 and interest at the yearly rate of 7% on the unpaid balance as specified below.

3.            Monthly Installments. Borrower will pay 60 monthly installments of $3303.77 each. Payments shall be made at Lender's address shown above.

4.            Date of Installment Payments. Borrower will make an installment payment on the 20 day of each month beginning December 20, 2023 until the principal and interest have been paid in full.

5.            Application of Payments. Payments will be applied first to interest and then to principal.

6.            Prepayment. Borrower may prepay all or any part of the principal without penalty.

7.            Loan Acceleration. If Borrower is more than 30 days late in making any payment, Lender may declare that the entire balance of unpaid principal is due immediately, together with the interest that has accrued.

8.            Security

☐ This is an unsecured note.

☒ Borrower agrees that until the principal and interest owed under this promissory note are paid in full, this note will be secured by a security agreement and Uniform Commercial Code Financing statement giving Lender a security interest in the equipment, fixtures, inventory, and accounts receivable of the business known as JAR Transportation Inc.

© 2004 Nolo	Promissory Note (Amortized Monthly Payments)	Page 1

☐ Borrower agrees that until the principal and interest owed under this promissory note are paid in full, this note will be secured by the mortgage / deed of trust covering the real estate commonly known as_________________________________      and more fully described as follows:                                                            .

9.             Collection Costs. If Lender prevails in a lawsuit to collect on this note, Borrower will pay Lender's costs and lawyer's fees in an amount the court finds to be reasonable.

10.          Entire Agreement. This is the entire agreement between the parties. It replaces and supersedes any and all oral agreements between the parties, as well as any prior writings.

11.          Successors and Assignees. This agreement binds and benefits the heirs, successors, and assignees of the parties.

12.          Notices. All notices must be in writing. A notice may be delivered to a party at the address that follows a party's signature or to a new address that a party designates in writing. A notice may be delivered:

(1)  in person,

(2) by certified mail, or

(3) by overnight courier.

13.          Governing Law. This agreement will be governed by and construed in accordance with the laws of the state of California.

14.          Modification. This agreement may be modified only by a writing signed by the party against whom such modification is sought to be enforced.

15.          Waiver. If one party waives any term or provision of this agreement at any time, that waiver will only be effective for the specific instance and specific purpose for which the waiver was given. If either party fails to exercise, or delays exercising any of its rights or remedies under this agreement, that party retains the right to enforce that term or provision at a later time.

16.          Severability. If any court determines that any provision of this agreement is invalid or unenforceable, any invalidity or unenforceability will affect only that provision and will not make any other provision of this agreement invalid or unenforceable and such provision shall be modified, amended, or limited only to the extent necessary to render it valid and enforceable.

© 2004 Nolo	Promissory Note (Amortized Monthly Payments)	Page 2

Dated: November 20, 2023

Name of Business: JAR Transportation Inc,

a Chapter S California Corporation

By:	/s/ Raymond P. June
Printed Name: Raymond P. June
Title: President
Address: 2435 Ventura Bld., Ste D, Camarillo, CA 93010

© 2004 Nolo	Promissory Note (Amortized Monthly Payments)	Page 3

1/12/24, 11:15 ) home / financial / amortization calculator Amortization Calculator Loan amount} 166,847 rrortization Calculator UO = ms] =a Loan term 5 years 0 month 0 Interest rate |7 | joptional: make extra payments Amortization schedule Lh rath | I ¢ MOntn ' Annual Schedule Monthly Schedule 1 $973.27 $2,330.50 2 $959.68 $2,344.09 3 $946.01 $2,357.76 4 $932.25 $2,371.52 5 $918.42 $2,385.35 6 $904.50 $2,399.27 7 $890.51 $2,413.26 8 $876.43 $2,427.34 9 $862.27 $2,441.50 10 $848.03 $2,455.74 11 $833.70 $2,470.07 $164,516.50 $162,172.41 $159,814.65 $157,443.13 $155,057.78 $152,658.51 $150,245.25 $147,817.91 $145,376.41 $142,920.67 $140,450.60 @®§ Principal ©» Interest Total of 60 monthly payments $198,226.23 Total interest $31,379.23 mm Balance ‘wag Interest _ om Pa ent 一 $100K Morigage Loan Auto Loan Interest $50K 一 一 Payment Retirement 入 “3 Amortization Investment 0 1 2 3 4 5 Currency Inflation Year . Finance Mortgage Payoff Income Tax Compound Interest Salary 401K Interest Rate Sales Tax ore Financial Calculators Financial | Fitness and Health | Math | Other https://www.calculator.net/amortization-calculator.html?cloanamount=166%2C847 &cloanterm=5&cloantermmonth=0&cinterestrate=7 &cstartmonth=1 &cstartyear=2024&cexma=0&cexmsm=1 &cexmsy=...

1/12/24, 11:15 AM 12; $819. 30 ‘$2, 484. 48 End of year 1 $137,966.12 $804.80 $2,498.97 $135,467.16 $790.23 $2,513.55 $132,953.61 1$775.56 $2,528.21, $130,425.40, $760.81 | $2,542.96 | $127,882.45, $745.98 $2,557.79 $125,324.66, $731.06 $716. 05. $2,572.71 $122,751.95. $2,587.72 $120,164.23 “20 24 $685.7 77 ‘$2, 618.00. .. 22 $670. 50 $2, 633.27 23' $655. 14. ‘$2, 648. 63 $700. 96 $2, 602.81 $117,561.42. $114, 943. 42: $112, 310. 15. "$109,661. 53 7 24 $639.69) $2, 664. 08, $106,997. 45 End of year 2 7 和 25 $624. 15: ‘$2, 679.62 一 $104, 317.83 26 $608. 52: ‘$2, 695.25. $104, 622. 58 _ 27,$592.80'$2,710.97, $98,911.61. _ 28 $576.98 $2,726.79 $96,184.82 ”29 $561.08 '$2,742.69' $93,442.13 30 $545.08 $2,758.69 $90,683.44 31 $528.99 $2,774.78. $87,908.65 “32 $512.80 $2,790.97, $85,117.68 “33 $496.52 $2,807.25 $82,310.43 : 341$480.141$2,823.63 $79,486.81, , 35;$463.671$2,840.101 $76,646.71. 36 1 $447.11 $2,856.66 $73,790.04 36| Exiles 37 $430.44 $2,873.33 $70,916.72 ”38 $413.68 $2,890.09 $68,026.63 httos:/Awww.calct. )nevamortzaton calculator him?cloanamount=16652C8478cloenterm=S&cloen ncoscnterestate7acstarimonth-iacstaryear=2024&cexma<0acexmsmc 人 Dreve.. Amortization Calculator 2/6

1112/24， 1 15 39 $396.82 $2,906.95 $65,119.68, 40 $379.86 $2,923.91 $62,195.77 _ 41 $362.81 $2,940.96 $59,254.81. ”42 $345.65 $2,958.12 $56,296.69 _ 43/$328.40 $2,975.37 $53,321.32 44) "$311.04 $2,992.73, : $50,328.59 45 $293.58 $3,010. 19 "$47,318.40 46 $276.02 $3,027.75. $44,290.66. 47 $258.36 $3,045.41 $41,245.25 ”48 $240.60 $3,063.17 $38,182.07 End of! year 4, 49 $222.73 $3,081.04. $35,101.03 50 $204.76 $3,099.01 $32,002.02 ”51 $186.68 $3,117.09 $28,884.92 52 $168.50 $3,135.28 $25,749.65 ~53'$150.21 $3,153.56" _$22,596.09' _ 54 /$131.81 $3,171.98 $19,424.13 55 $113.31 $3,190.46 $16,233.66 56 $94.70 $3,209.07 $13,024.59 57 $75.98 $3,227.79 $9,796.79 58 $57.15 '$3,246.62 $6,550.17 59 $38.21 $3,265.56 $3,284.61. 60 $19.16 $3,284.61. $0.00. End of year 5 ) Amortization Calculator While the Amortization Calculator can serve as a basic tool for most, if not all, amortization calculations, there are other calculators available on this website that are more specifically geared for common amortization calculations. Mortgage Calculator https:/Avww.calculator.net/amortization-calculator.html?cloanamount=166%2C847&cloanterm=5&cloantermmonth=0&cinterestrate=7 &cstartmonth=1 &cstartyear=20248&cexma=0&cexmsm=1&cexmsy=... Auto Loan Calculator 3/6